                                                                    Exhibit 10.2
                                 AMENDMENT NO. 1

                                                         Dated as of May 9, 2002

To Credit Suisse First Boston, Cayman Islands

Branch ("CSFB") as Administrative Agent (the "Administrative Agent") and the other banks and financial Institutions party to the Credit Agreement (collectively, the "Lenders") referred to below

Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of April 26, 2002, (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement.

                  The Borrower has requested that, on the terms and conditions set forth herein, the Required Lenders amend the Credit Agreement as provided herein, and the parties hereto have agreed to amend the Credit Agreement as follows:

                  (1) Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the words "a single advance" and substituting therefor the words "not more than two advances", (ii) inserting the word "each" inside the parentheses immediately preceding the words "a Term A Advance", (iii) deleting the words "tenth Business Day after" and substituting therefor the words "the nine month anniversary of the Closing Date" and (iv) deleting the word "The" immediately preceding the words "Term A Borrowing" and substituting therefor the word "Each."

                  (2) Section 2.01(b) of the Credit Agreement is hereby amended by deleting the words "on the same date as the Term A Advances" and by substituting therefor the words "at any time on or prior to the twentieth Business Day after the Closing Date."

                  (3) Section 2.04(a) of the Credit Agreement is hereby amended by (i) deleting the reference to "(i)" immediately preceding the words "The Borrower" and (ii) inserting the words:

                  "that if the initial Term A Borrowing is not made on or prior to June 30, 2002, then the first repayment of the Term A Advances shall be made on the last Business Day of the Fiscal Quarter in which the initial Term A Borrowing is made and the amount of each scheduled repayment of the Term A Facility referred to above required to be made prior to such date shall be added ratably to the amount of each scheduled repayment of the Term A Facility referred to above following such date; provided further,"

immediately following the words "provided, however,".

                  (4) Section 2.05(b)(iv) of the Credit Agreement is hereby amended by (i) inserting the words "the earlier of" immediately following the words "permanently reduced on", (ii) deleting the words "Term A Advances" and substituting therefor the words "second Term A Borrowing or the nine month anniversary of the Closing Date", and (iii) deleting the words "made on such date" and substituting therefor the words "theretofore made, including the Term A Advances, if any, made on such date."

                  (5) Section 2.05(b)(v) of the Credit Agreement is hereby amended by (i) inserting the words "the earlier of" immediately following the words "permanently reduced on", (ii) deleting the words "Term B Advances" and substituting therefor the words "Term B Borrowing or the twentieth Business Day after the Closing Date", and (iii) inserting the phrase ", if any," immediately preceding the words "made on such date."

                  (6) Section 2.08(a)(ii) of the Credit Agreement is hereby amended by (i) inserting the words "the earlier of" immediately following the words "Term A Lender until", (ii) deleting the words "Term A Advances, payable on such date" and by substituting therefor the words "second Term A Borrowing or the nine month anniversary of the Closing Date, payable quarterly commencing June 30, 2002, on the last Business Day of each Fiscal Quarter thereafter and on the earlier of the second Term A Borrowing or the nine month anniversary of the Closing Date", (iii) by deleting the percentage "0.50%" and by substituting therefor the percentage "1.75%", (iv) by inserting the word "unused" immediately preceding the words "amount of the respective Term A Lender's" and (v) by inserting the words "during such period" immediately following the words "Term A Commitment."

                  This Amendment No. 1 shall become effective as of the date first written above, when, and only when, the Administrative Agent shall have received by 12:00 pm (Eastern Time) on or before May 9, 2002, (i) counterparts of this Amendment No. 1 by the undersigned and the Required Lenders, or as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 1, and (ii) the consent attached hereto executed by each Guarantor. This Amendment No. 1 shall be subject to Section
8.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.

                  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Doreen Welch at CSFB (Telecopier No. (212) 325-8327) and returning at least three counterparts of this Amendment No. 1 to Natalie Allen at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).

                  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.


                               Very truly yours,

                               DAVITA INC




                               By:______________________________
                                    Name:
                                    Title:

This Amendment No. 1 is agreed to as of the date first above written:


                               CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS
                                   BRANCH, as an Issuing Bank, as Swing
                                   Line Bank, as a Lender, as a Book
                                   Manager and as Administrative Agent


                               By:______________________________
                                    Name:
                                    Title:



                               By:______________________________
                                    Name:
                                    Title:

This Amendment No. 1 is agreed to as of the date first above written:


                               BANK OF AMERICA, N.A., as Syndication
                               Agent and a Lender

                               By:______________________________
                                    Name:
                                    Title:


                               BANC OF AMERICA SECURITIES LLC, as a
                                     Book Manager

                               By:______________________________
                                    Name:
                                    Title:


                               THE BANK OF NEW YORK, as a Documentation
                               Agent and a Lender


                               By:______________________________
                                    Name:
                                    Title:


                               THE BANK OF NOVA SCOTIA, as a Documentation
                               Agent and a Lender


                               By:______________________________
                                    Name:
                                    Title:


                               WACHOVIA BANK, NATIONAL ASSOCIATION, as
                               a Documentation Agent and a Lender


                               By:______________________________
                                    Name:
                                    Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                           By:______________________________
                                Name:
                                Title:


                           ABBEY NATIONAL TREASURY SERVICES PLC (U.S. BRANCH)


                           By:______________________________
                                Name:
                                Title:


                           By:______________________________
                                Name:
                                Title:


                           ALLSTATE LIFE INSURANCE COMPANY


                           By:______________________________
                                Name:
                                Title:


                           AIMCO CDO SERIES 2000-A



                           By:______________________________
                                Name:
                                Title:


                           AIMCO CLO SERIES 2001-A




                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           AMMC CDO I, LIMITED

                           By:  American Money Management Corp.,
                                as Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           AMMC CDO II, LIMITED

                           By:  American Money Management Corp.,
                                as Collateral Manager


                           By:______________________________
                                Name:
                                Title:


                           AMERICAN EXPRESS CERTIFICATE COMPANY

                           By:  American Express Asset Management
                                Group, Inc., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           CANADIAN IMPERIAL BANK OF COMMERCE



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           CARLYLE HIGH YIELD PARTNERS, L.P.



                           By:______________________________
                                Name:
                                Title:


                           CARLYLE HIGH YIELD PARTNERS II, LTD.



                           By:______________________________
                                Name:
                                Title:


                           CARLYLE HIGH YIELD PARTNERS III, LTD.



                           By:______________________________
                                Name:
                                Title:


                           CARLYLE HIGH YIELD PARTNERS IV, LTD.



                           By:______________________________
                                Name:
                                Title:


                           CENTURION CDO II, LTD.

                           By:  American Express Asset Management
                                Group, Inc., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           CITADEL HILL 2000, LTD.



                           By:______________________________
                                Name:
                                Title:


                           CLYDESDALE CLO 2001-1, LTD.



                           By:______________________________
                                Name:
                                Title:


                           DENALI CAPITAL CLO I, LTD

                           By: Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD.



                           By:______________________________
                                Name:
                                Title:


                           DENALI CAPITAL CLO II, LTD

                           By: Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO II, LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           DRESDNER BANK AG, NEW YORK AND CAYMAN ISLAND BRANCHES



                           By:______________________________
                                Name:
                                Title:


                           DRYDEN HIGH YIELD CDO 2001-I



                           By:______________________________
                                Name:
                                Title:


                           DRYDEN LEVERAGED LOAN CDO 2002-II



                           By:______________________________
                                Name:
                                Title:


                           EAST WEST BANK



                           By:______________________________
                                Name:
                                Title:


                           ELF FUNDING TRUST III

                           By:   New York Life Investment Management,
                                 LLC, as Attorney-in-fact



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           FLEET NATIONAL BANK



                           By:______________________________
                                Name:
                                Title:


                           FOUR CORNERS CAPITAL MONDRIAN CDO I LTD.

                           By:   Four Corners Capital Management LLC,
                                 as Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           FRANKLIN FLOATING RATE TRUST



                           By:______________________________
                                Name:
                                Title:


                           FRANKLIN FLOATING RATE MASTER SERIES



                           By:______________________________
                                Name:
                                Title:


                           FRANKLIN FLOATING RATE DAILY ACCESS



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           FRANKLIN CLO I, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           FRANKLIN CLO II, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           FRANKLIN CLO III, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           HAMILTON FLOATING RATE FUND, LLC



                           By:______________________________
                                Name:
                                Title:


                           HARBOURVIEW CLO IV, LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           IDS LIFE INSURANCE COMPANY

                           By:  American Express Asset Management
                                Group, Inc., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           IKB CAPITAL CORPORATION



                           By:______________________________
                                Name:
                                Title:


                           JUPITER FUNDING TRUST



                           By:______________________________
                                Name:
                                Title:


                           KZH CYPRESSTREE-1 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH ING-2 LLC



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           KZH RIVERSIDE LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH STERLING LLC



                           By:______________________________
                                Name:
                                Title:


                           KATONAH I, LTD.



                           By:______________________________
                                Name:
                                Title:


                           KATONAH II, LTD.



                           By:______________________________
                                Name:
                                Title:


                           KATONAH III, LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           LCM I LIMITED PARTNERSHIP

                           By:   Lyon Capital Management, LLC,
                                 as Attorney in Fact



                           By:______________________________
                           Name:
                           Title:


                           MORGAN STANLEY PRIME INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           MUIRFIELD TRADING LLC



                           By:______________________________
                                Name:
                                Title:


                           NOMURA BOND & LOAN FUND



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           OAK HILL CREDIT PARTNERS I, LIMITED

                           By:   Oak Hill CLO Management I, LLC
                                 As Investment Manager

                           By:______________________________
                                Name:
                                Title:


                           OAK HILL CREDIT PARTNERS II, LIMITED

                           By:   Oak Hill CLO Management II, LLC
                                 As Investment Manager

                           By:______________________________
                                Name:
                                Title:


                           OAK HILL SECURITIES FUND, L.P.

                           By:   Oak Hill Securities GenPar, L.P.
                                 its General Partner

                           By:   Oak Hill Securities MGP, Inc.,
                                 its General Partner



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           OAK HILL SECURITIES FUND II, L.P.

                           By:   Oak Hill Securities GenPar II, L.P.
                                 its General Partner

                           By:   Oak Hill Securities MGP II, Inc.,
                                 its General Partner



                           By:______________________________
                                Name:
                                Title:


                           OLYMPIC FUNDING TRUST, SERIES 1999-1



                           By:______________________________
                                Name:
                                Title:


                           OPPENHEIMER SENIOR FLOATING RATE FUND



                           By:______________________________
                                Name:
                                Title:


                           SEQUILS-CENTURION V, LTD.

                           By:   American Express Asset Management
                                 Group, Inc., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           PPM SHADOW CREEK FUNDING LLC



                           By:______________________________
                                Name:
                                Title:


                           PPM SPYGLASS FUNDING TRUST



                           By:______________________________
                                Name:
                                Title:


                           PACIFICA PARTNERS I, L.P.

                           By:   Imperial Credit Asset Management
                                 as Investment Manager

                           By:______________________________
                                Name:
                                Title:


                           PROMETHEUS INVESTMENT FUNDING
                           NO. 1 LTD.

                           By:  CPF Asset Advisors LLC, as Investment Manager

                           By:______________________________
                                Name:
                                Title:

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           PUTNAM DIVERSIFIED INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           PUTNAM MASTER INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           PUTNAM MASTER INTERMEDIATE
                           INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           PUTNAM PREMIER INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           PUTNAM VARIABLE TRUST -
                           PVT DIVERSIFIED INCOME FUND



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           ROSEMONT CLO, LTD.

                           By:   Deerfield Capital Management LLC,
                                 as Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           SKM-LIBERTY VIEW CBO I LIMITED



                           By:______________________________
                                Name:
                                Title:


                           THE BANK OF NOVA SCOTIA



                           By:______________________________
                                Name:
                                Title:


                           SCUDDER FLOATING RATE FUND



                           By:______________________________
                                Name:
                                Title:


                           SEABOARD CLO 2000 LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           SEQUILS-CENTURION V, LTD.

                           By:   American Express Asset Management
                                 Group, Inc., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           SEQUILS-CUMBERLAND I, LTD.

                           By:   Deerfield Capital Management, L.L.C.,
                                 as Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           SIERRA CLO I, LTD.



                           By:______________________________
                                Name:
                                Title:


                           STANWICH LOAN FUNDING LLC



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           THE SUMITOMO TRUST AND BANKING CO., LTD.,
                           NEW YORK BRANCH



                           By:______________________________
                                Name:
                                Title:


                           THERMOPYLAE FUNDING corp.



                           By:______________________________
                                Name:
                                Title:


                           TORONTO DOMINION (NEW YORK), INC.



                           By:______________________________
                                Name:
                                Title:


                           VAN KAMPEN PRIME RATE INCOME TRUST



                           By:______________________________
                                Name:
                                Title:


                           VAN KAMPEN SENIOR INCOME TRUST


                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           VENTURE CDO 2002, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           WINGED FOOT FUNDING TRUST



                           By:______________________________
                                Name:
                                Title:


                           ATHENA CDO, LIMITED

                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           BEDFORD CDO, LIMITED

                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           THE BANK OF NEW YORK

                           By:  BNY Capital Markets, Inc., as Agent

                           By:______________________________
                                Name:
                                Title:


                           BRANT POINT II CBO 2000-1 LTD.



                           By:______________________________
                                Name:
                                Title:


                           BRYN MAWR CLO, LTD.



                           By:______________________________
                                Name:
                                Title:


                           CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                           By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           CAPTIVA III FINANCE LTD.
                           As advised by Pacific Investment Management
                           Company LLC



                           By:______________________________
                                Name:
                                Title:


                           CAPTIVA IV FINANCE LTD.
                           As advised by Pacific Investment Management
                           Company LLC



                           By:______________________________
                                Name:
                                Title:


                           STANDARD BANK LONDON LIMITED



                           By:______________________________
                                Name:
                                Title:


                           DELANO COMPANY

                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           GALAXY CLO 1999 - I, LTD.

                           By:   SAI Investment Adviser Inc.
                                 its Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           GENERAL ELECTRIC CAPITAL CORPORATION



                           By:______________________________
                                Name:
                                Title:


                           HAMILTON CDO, LTD.



                           By:______________________________
                                Name:
                                Title:


                           HARBOUR TOWN FUNDING LLC



                           By:______________________________
                                Name:
                                Title:


                           HARBOURVIEW CLO IV, LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           INTERCONTINENTAL CDO S.A.
                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           JISSEKIKUN FUNDING, LTD.
                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           JUPITER FUNDING TRUST



                           By:______________________________
                                Name:
                                Title:


                           KZH CNC LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH CRESCENT LLC



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           KZH CRESCENT-2 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH CRESCENT-3 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH CYPRESSTREE-1 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH ING-2 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH STERLING LLC



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           KZH RIVERSIDE LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH PONDVIEW LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH WATERSIDE LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH SOLEIL LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH SOLEIL-2 LLC



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           KZH CYPRESSTREE-1 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH ING-2 LLC



                           By:______________________________
                                Name:
                                Title:


                           KZH RIVERSIDE LLC



                           By:______________________________
                                Name:
                                Title:


                           PIMCO HIGH YIELD FUND
                           By: Pacific Investment Management Company LLC, As its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           RACE POINT CLO



                           By:______________________________
                                Name:
                                Title:


                           ROYALTON COMPANY
                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                           By:______________________________
                                Name:
                                Title:


                           SANKATY HIGH YIELD PARTNERS II, L.P.



                           By:______________________________
                                Name:
                                Title:


                           SANKATY HIGH YIELD PARTNERS III, L.P.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           SAWGRASS TRADING LLC



                           By:______________________________
                                Name:
                                Title:


                           SEQUILS-MAGNUM, LTD.
                           By: Pacific Investment Management Company LLC, as its Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           STANDARD BANK LONDON LIMITED



                           By:______________________________
                                Name:
                                Title:


                           STANFIELD ARBITRAGE CDO, LTD.
                           By:   Stanfield Capital Partners LLC
                                 as its Collateral Manager

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           STANFIELD CLO, LTD.
                           By:   Stanfield Capital Partners LLC
                                 as its Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           STANFIELD QUATTRO CLO, LTD.
                           By:   Stanfield Capital Partners LLC
                                 as its Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                           By:   Stanfield Capital Partners LLC
                                 as its Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           SUNAMERICA LIFE INSURANCE COMPANY



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           SUNAMERICA SENIOR FLOATING RATE FUND INC.

                           By:   Stanfield Capital Partners LLC
                                 as its subadvisor



                           By:______________________________
                                Name:
                                Title:



                           SUNAMERICA SENIOR FLOATING RATE FUND INC.

                           By:   Stanfield Capital Partners LLC
                                 as its subadvisor



                           By:______________________________
                                Name:
                                Title:


                           TORONTO DOMINION (NEW YORK), INC.



                           By:______________________________
                                Name:
                                Title:


                           WACHOVIA BANK, NATIONAL ASSOCIATION



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           WINDSOR LOAN FUNDING, LIMITED

                           By:   Stanfield Capital Partners LLC
                                 as its Investment Manager

                           By:______________________________
                                Name:
                                Title:


                           ARES LEVERAGED INVESTMENT FUND II, L.P.

                           By:   ARES Management II, L.P. its General Partner



                           By:______________________________
                                Name:
                                Title:


                           NEW ALLIANCE GLOBAL CDO, LIMITED

                           By:   Alliance Capital Management, L.P.,
                                 as Sub-advisor

                           By: Alliance Capital Management Corporation, as General Partner



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           MONUMENT CAPITAL LIMITED

                           By:   Alliance Capital Management, L.P.,
                                 as Investment Manager

                           By: Alliance Capital Management Corporation, as General Partner

                           By:______________________________
                                Name:
                                Title:


                           AMARA 2 FINANCE, LTD.

                           By: INVESCO Senior Secured Management, Inc. as Subadviser

                           By:______________________________
                                Name:
                                Title:


                           AMARA-I FINANCE, LTD.

                           By: INVESCO Senior Secured Management, Inc. as Subadviser

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           CSAM FUNDING II



                           By:______________________________
                                Name:
                                Title:


                           NUVEEN SENIOR INCOME FUND

                           By:    Nuveen Senior Loan Asset Management, Inc.



                           By:______________________________
                                Name:
                                Title:


                           ARES VI CLO LTD.

                           By:  ARES CLO Management VI, L.P., Investment Manager

                           By:  ARES CLO GP VI, LLC, its Managing Member



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           ARES V CLO LTD.

                           By:  ARES CLO Management V, L.P., Investment Manager

                           By:  ARES CLO GP V, LLC, its Managing Member



                           By:______________________________
                                Name:
                                Title:


                           ARES IV CLO LTD.

                           By:  ARES CLO Management IV, L.P., Investment Manager

                           By:  ARES CLO GP IV, LLC, its Managing Member



                           By:______________________________
                                Name:
                                Title:


                           ARES III CLO LTD.

                           By:   ARES CLO Management LLC, Investment Manager

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           INVESCO CBO 2000-1 LTD.

                           By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor



                           By:______________________________
                                Name:
                                Title:


                           CERES II FINANCE, LTD.

                           By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent (Financial)



                           By:______________________________
                                Name:
                                Title:


                           SEQUILS-LIBERTY, LTD.

                           By: INVESCO Senior Secured Management, Inc. as Collateral Manager



                           By:______________________________
                                Name:
                                Title:


                           INVESCO EUROPEAN CDO I S.A.

                           By: INVESCO Senior Secured Management, Inc. as Collateral Manager



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           DIVERSIFIED CREDIT PORTFOLIO LTD.

                           By: INVESCO Senior Secured Management, Inc. as Investment Advisor



                           By:______________________________
                                Name:
                                Title:


                           AIM FLOATING RATE FUND

                           By: INVESCO Senior Secured Management, Inc. as attorney in fact



                           By:______________________________
                                Name:
                                Title:


                           OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1, LTD.

                           By: INVESCO Senior Secured Management, Inc. as Subadviser

                           By:______________________________
                                Name:
                                Title:


                           CHARTER VIEW PORTFOLIO

                           By: INVESCO Senior Secured Management, Inc. as Investment Advisor



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           AVALON CAPITAL LTD. 2

                           By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor



                           By:______________________________
                                Name:
                                Title:


                           AVALON CAPITAL LTD.

                           By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor



                           By:______________________________
                                Name:
                                Title:


                           AERIES FINANCE-II LTD.

                           By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent



                           By:______________________________
                                Name:
                                Title:


                           FIRST DOMINION FUNDING III



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           FIRST DOMINION FUNDING II



                           By:______________________________
                                Name:
                                Title:


                           FIRST DOMINION FUNDING I



                           By:______________________________
                                Name:
                                Title:


                           ATRIUM CDO



                           By:______________________________
                                Name:
                                Title:


                           SALOMON BROTHERS HOLDING COMPANY, INC.



                           By:______________________________
                                Name:
                                Title:


                           BANK OF MONTREAL



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           NATIONWIDE LIFE INSURANCE COMPANY



                           By:______________________________
                                Name:
                                Title:


                           NATIONWIDE MUTUAL INSURANCE COMPANY



                           By:______________________________
                                Name:
                                Title:


                           ARCHIMEDES FUNDING III, LTD.
                           By:  ING Capital Advisors, LLC, as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                           By:  ING Capital Advisors, LLC, as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           GOLDENTREE HIGH YIELD OPPORTUNITIES
                           I, L.P.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           GOLDENTREE HIGH YIELD OPPORTUNITIES
                           II, L.P.



                           By:______________________________
                                Name:
                                Title:


                           KZH ING-3 LLC



                           By:______________________________
                                Name:
                                Title:


                           SEQUILS-ING I (HBDGM), LTD.
                           By:  ING Capital Advisors LLC, as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           ING-ORYX CLO, LTD.
                           By:  ING Capital Advisors LLC, as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           NORTHWOODS CAPITAL, LIMITED
                           By: Angelo, Gordon & Co., L.P., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           NORTHWOODS CAPITAL II, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           NORTHWOODS CAPITAL II, LIMITED
                           By: Angelo, Gordon & Co., L.P., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           NORTHWOODS CAPITAL III, LIMITED



                           By:______________________________
                                Name:
                                Title:


                           NORTHWOODS CAPITAL III, LIMITED
                           By: Angelo, Gordon & Co., L.P., as Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           UNION BANK OF CALIFORNIA, N.A.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           SRF 2000 LLC



                           By:______________________________
                                Name:
                                Title:


                           SRF TRADING, INC.



                           By:______________________________
                                Name:
                                Title:


                           STEIN ROE FLOATING RATE LIMITED
                           LIABILITY COMPANY



                           By:______________________________
                                Name:
                                Title:


                           BINGHAM CDO L.P.



                           By:______________________________
                                Name:
                                Title:


                           MAGMA CDO LTD.



                           By:______________________________
                                Name:
                                Title:

This Amendment No. 1 is agreed to as of the date first above written:


                           NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE



                           By:______________________________
                                Name:
                                Title:


                           BALLYROCK CDO I LIMITED
                           By:   BALLYROCK Investment Advisors LLC, as
                                    Collateral Manager

                           By:______________________________
                                Name:
                                Title:


                           161 FIDELITY ADVISOR SERIES II:  FIDELITY
                           ADVISOR FLOATING RATE HIGH INCOME FUND



                           By:______________________________
                                Name:
                                Title: